Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of loss before income taxes for the years ended December 31, 2018, 2017 and 2016 are as follows (in thousands):

	2018	2017	2016
U.S.	$(285,141)	$(3,015)	$(155,058)
Non-U.S.	(104,613)	(52,264)	17,059
Loss before income taxes	$(389,754)	$(55,279)	$(137,999)

The components of income tax expense (benefit) for the years ended December 31, 2018, 2017 and 2016 are as follows (in thousands):

	2018	2017	2016
Current
U.S. Federal and state	$(6,932)	$(1,426)	$(38,589)
Non-U.S.	4,810	5,398	6,956
Total current	(2,122)	3,972	(31,633)
Deferred
U.S. Federal and state	(21,467)	6,415	(18,290)
Non-U.S.	7,915	(6,266)	(6,128)
Total deferred	(13,552)	149	(24,418)
Provision (benefit) for income taxes	$(15,674)	$4,121	$(56,051)

The reconciliation between the actual provision for income taxes from continuing operations and that computed by applying the U.S. statutory rate to income before income taxes and noncontrolling interests are outlined below (in thousands):

	2018		2017		2016
Income tax expense at the statutory rate	$(81,849)	(21.0)%	$(19,348)	(35.0)%	$(48,300)	(35.0)%
State taxes, net of federal tax benefit	(2,564)	(0.7)%	(294)	(0.5)%	(1,425)	(1.0)%
Non-U.S. operations	(10,166)	(2.6)%	6,337	11.5%	(5,791)	(4.2)%
Domestic incentives	(286)	(0.1)%	(254)	(0.5)%	(170)	(0.1)%
Prior year federal, non-U.S. and state tax	(2,880)	(0.7)%	(1,283)	(2.3)%	(777)	(0.6)%
Nondeductible expenses	502	0.1%	644	1.2%	345	0.3%
Goodwill impairment	46,051	11.8%	14,731	26.6%	—	—%
Global Tubing acquisition	—	—%	(9,160)	(16.6)%	—	—%
U.S. tax reform	(15,604)	(4.0)%	10,138	18.3%	—	—%
Valuation allowance	50,005	12.8%	4,523	8.2%	—	—%
Other	1,117	0.4%	(1,913)	(3.4)%	67	—%
Income tax expense (benefit)	$(15,674)	(4.0)%	$4,121	7.5%	$(56,051)	(40.6)%

Our effective tax rate was (4.0)%, 7.5%, and (40.6)% for the years ended December 31, 2018, 2017 and 2016, respectively. For the year ended December 31, 2018, we recognized the following significant items impacting our effective tax rate:

–	$15.6 million of tax benefit associated with U.S. tax reform, as described below,

–	$46.1 million of tax expense associated with the impairment of non-tax deductible goodwill for our Drilling and Downhole reporting units, and

–
$50.0 million of tax expense consisting of a full valuation allowance of $18.4 million against our deferred tax assets in the U.K., Germany and Singapore and a partial valuation allowance of $31.6 million against our deferred tax assets in the U.S. as further described below under the primary components of deferred taxes.

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act of 2017, a comprehensive U.S. tax reform package that, effective January 1, 2018, among other things, lowered the corporate income tax rate from 35% to 21% and moved the country towards a territorial tax system with a one-time mandatory tax on previously deferred earnings of non-U.S. subsidiaries. The effects of U.S. tax reform on us include two major categories: (i) recognition of liabilities for taxes on mandatory deemed repatriation and (ii) re-measurement of deferred taxes. In 2017, we recorded provisional amounts as an estimate of federal and state tax related to the effects of U.S. tax reform including the recognition of liabilities for taxes on mandatory deemed repatriation of non-U.S. earnings of $27.7 million and a $17.6 million tax benefit for the re-measurement of deferred taxes based on the new 21% U.S. corporate tax rate, resulting in a net $10.1 million provisional net tax charge for the year.
During 2018, we completed our analysis of the impact of U.S. tax reform based on further guidance provided on the new tax law by the U.S. Treasury Department and Internal Revenue Service. We finalized our accounting for the effects of U.S. tax reform during 2018 based on the additional guidance issued and recognized an income tax benefit of $15.6 million resulting in an overall net tax benefit related to U.S. tax reform of $5.5 million.
The primary components of deferred taxes include (in thousands):

	2018	2017
Deferred tax assets
Reserves and accruals	$7,259	$5,932
Inventory	18,694	20,836
Stock awards	5,637	6,235
Net operating loss and other tax carryforwards	66,098	31,164
Other	549	1,419
Gross deferred tax assets	98,237	65,586
Valuation allowance	(54,441)	(4,523)
Total deferred tax assets	43,796	61,063
Deferred tax liabilities
Property and equipment	(9,565)	(12,172)
Goodwill and intangible assets	(42,502)	(76,454)
Investment in unconsolidated subsidiary	(5,402)	—
Prepaid expenses and other	(392)	(325)
Total deferred tax liabilities	(57,861)	(88,951)
Net deferred tax liabilities	$(14,065)	$(27,888)

Goodwill from certain acquisitions is tax deductible due to the acquisition structure as an asset purchase or due to tax elections made by the Company and the respective sellers at the time of acquisition.
At December 31, 2018, we had $193.9 million of U.S. net operating loss carryforwards and $6.2 million of state net operating losses. Of these losses, $151.7 million will expire no later than 2037 if they are not utilized prior to that date. The remaining $48.4 million will not expire. We also had $113.5 million of non-U.S. net operating loss carryforwards with indefinite expiration dates. The ultimate realization of income tax benefit for these net operating loss carryforwards depends on our ability to generate sufficient taxable income in the respective taxing jurisdictions. Where we have unrecognized tax benefits in jurisdictions with existing net operating losses, we utilize the unrecognized tax benefits as a source of income to offset such losses. We no longer anticipate being able to fully utilize all of the losses prior to their expiration in the following jurisdictions: the U.S, the U.K, Germany and Singapore. See the discussion below regarding the valuation allowances recognized related to the deferred tax assets in these jurisdictions.
We have deferred tax assets related to net operating loss and other tax carryforwards in the U.S., and in certain states and foreign jurisdictions. We recognize deferred tax assets to the extent that we believe these assets are more likely than not to be realized.
During the fourth quarter of 2018, we recognized $50.0 million of tax expense related to the increase in our valuation allowance provided against our deferred tax assets. We increased our valuation allowance related to our U.K. deferred tax assets by $3.6 million as it had been previously determined in 2017 that the U.K. deferred tax assets were not realizable. In addition, we recognized $31.6 million of tax expense for a partial valuation allowance related to our deferred tax assets in the U.S. and $14.8 million of tax expense for a full valuation allowance related to our deferred tax assets in Germany and Singapore, writing down our deferred tax assets in these jurisdictions to what is more likely than not realizable. In making such a determination for these jurisdictions, we considered all available positive and negative evidence, including our recent history of pretax losses over the prior three year period, the goodwill and intangible asset impairments for our Drilling and Downhole reporting units, the future reversals of existing taxable temporary differences, the projected future taxable income or loss, including the effect of U.S. tax reform, and tax-planning.
Taxes are provided as necessary with respect to non-U.S. earnings that are not permanently reinvested. For all other non-U.S. earnings, no U.S. taxes are provided because such earnings are intended to be reinvested indefinitely to finance non-U.S. activities. The determination of the amount of the unrecognized deferred tax liability for temporary differences related to investments in non-U.S. subsidiaries is not practicable.
We file income tax returns in the U.S. as well as in various states and non-U.S. jurisdictions. With few exceptions, we are no longer subject to income tax examination by tax authorities in these jurisdictions prior to 2012.
We account for uncertain tax positions in accordance with guidance in FASB ASC 740, which prescribes the minimum recognition threshold a tax position taken or expected to be taken in a tax return is required to meet before being recognized in the financial statements. A reconciliation of the beginning and ending amount of uncertain tax positions is as follows (in thousands):

Balance at January 1, 2018	$14,768
Additional based on tax positions related to current year	1,485
Lapse of statute of limitations	(2,999)
Balance at December 31, 2018	13,254

The total amount of unrecognized tax benefits at December 31, 2018 was $13.3 million, of which it is reasonably possible that $2.6 million could be settled during the next twelve-month period as a result of the conclusion of various tax audits or due to the expiration of the applicable statute of limitations. Substantially all of the unrecognized tax benefits at December 31, 2018 would impact our future effective income tax rate, if recognized.
We recognize interest and penalties related to uncertain tax positions within the provision for income taxes in the consolidated statements of loss. As of December 31, 2018 and 2017, we had accrued approximately $0.3 million and $0.6 million in interest and penalties, respectively. During the years ended December 31, 2018 and 2017, we recognized no material change in the interest and penalties related to uncertain tax positions.